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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 26, 2004



                                VITALSTATE, INC.
             (Exact name of Registrant as specified in its Charter)


           NEW YORK                    0-30158                  13-3935933
(State or other Jurisdiction)        (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)



               1499 High Ridge Road, Boynton Beach, Florida, 33426
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (514) 369-4221


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ITEM 5.    OTHER EVENTS.

         On May 19, 2004 Vitalstate, Inc. issued a press release announcing the resignation of Heather Baker as President & Chief Executive Officer and the appointment of Terry Giles to fill the vacancies of President and Chief Executive Officer. Ms. Baker has been named Vice-Chairman of the Board.

         The headquarters of Vitalstate, Inc. has moved from 2191 Hampton Avenue, Montreal, Quebec, Canada to 1499 High Ridge Road in Boynton Beach, Florida.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1       Press Release


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                                    SIGNATURE


                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VITALSTATE, INC.

Date:  May 26, 2004
                                    By: /s/ James Klein
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                                        James Klein
                                        Treasurer, Secretary and Chief Financial
                                        Officer